SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)                   July 11, 2006



                                 PEOPLES BANCORP
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             (Exact name of Registrant as Specified in its Charter)



       Indiana                         000-18991                  35-1811284
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(State or Other Jurisdiction        (Commission                (IRS Employer
     of Incorporation)              File Number)             Identification No.)


212 West 7th Street, Auburn, Indiana                                     46706
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code:               (260) 925-2500
                                                     -            --------------



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



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                                Table of Contents




                                 Filing Sections

Document.......................................................................3
Signatures.....................................................................4


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                                    Exhibits


NA




                                 PEOPLES BANCORP
                                AND SUBSIDIARIES



Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     Deborah K. Stanger, Chief Financial Officer, has resigned her position effective August 4, 2006 to accept a job as the chief financial officer at another financial institution in the Midwest.






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                                 PEOPLES BANCORP
                                AND SUBSIDIARIES

                                   SIGNATURES


Under the  requirements  of the Securities  Exchange Act of 1934, the Registrant

has duly  caused  this  Report  to be signed  on its  behalf by the  undersigned thereunto duly authorized.



Date:    July 11, 2006                               s/Maurice F. Winkler, III
                                                       Maurice F. Winkler, III
                                                       Chief Executive Officer





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